EXHIBIT 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 23, 2016 but effective as of December 26, 2015 (the "Second Amendment Effective Date"), is among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Company"), VALMONT INDUSTRIES HOLLAND B.V., a private company with limited liability, with corporate seat in Eindhoven, the Netherlands ("Valmont Holland"), VALMONT GROUP PTY LTD., a company incorporated under the laws of Queensland, Australia ("Valmont Australia" and, together with the Company and Valmont Holland, the "Borrowers"), and the other Subsidiaries of the Company who become party to the Agreement pursuant to Section 5.10 thereof, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").

RECITALS:

The Borrowers, the Administrative Agent, and the lenders listed on the signature pages thereto have entered into that certain Credit Agreement dated as of August 15, 2012, as amended by that certain First Amendment to Credit Agreement dated as of October 17, 2014 (as the same may hereafter be amended or otherwise modified, the "Agreement").  The Borrowers, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1. Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendments

Section 2.1. Amendment to Credit Agreement.  The definition of “Change in Control” set forth in Section 7.01 of the Agreement is hereby amended to read as follows:

"Change in Control" means (a) the acquisition of beneficial ownership, or voting control, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), other than any employee stock ownership plan sponsored by or otherwise established by the Company, of Equity Interests representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated, appointed or approved for consideration by shareholders for election by the board of directors of the Company, nor (ii) appointed by directors so nominated, appointed or approved; or (c) the Company shall cease to directly or indirectly own, free and clear of all Liens, one hundred percent (100%) of the outstanding voting Equity Interests of the other Borrowers on a fully diluted basis except to the extent that any applicable law requires a de minimums percentage of the Equity Interests in a Borrower be owned by a Person other than the Company.

Section 2.2. Amendment to Credit Agreement.  The definition of “EBITDA” set forth in Section 7.01 of the Agreement is hereby amended to read as follows:

"EBITDA" means, for any period, without duplication, the amount equal to the following calculated for the Company and the Subsidiaries on a consolidated basis in accordance with GAAP: (a) net income determined in accordance with GAAP, plus (b) to the extent deducted in determining net income, the sum of (i) Interest Expense, (ii) depreciation, (iii) amortization, (iv) income and franchise tax expenses, (v) any extraordinary, non-recurring or unusual non-cash charges and (vi) goodwill and other intangible impairment charges minus (c) to the extent included in determining net income, any extraordinary, non-recurring or unusual non-cash gains; provided, however, that in the event that any acquisition or disposition of a Person (or any business unit, going concern, division or segment of such Person) permitted by this Agreement shall have been consummated during such period, the net income (and all amounts specified in clauses (a), (b) and (c) of this definition) shall be computed on a pro forma basis giving effect to such acquisition or disposition, as the case may be, as of the first day of such period.

Section 2.3. Amendment to Section 2.16(f)(ii)(D).  Section 2.16(f)(ii)(D) is hereby amended by adding the following sentence to the end of the provisions:

For purposes of determining withholding Taxes imposed under FATCA, from and after February 23, 2016, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 2.4. Amendment to Exhibit B.  Exhibit B to the Agreement is hereby deleted in its entirety and the Exhibit B attached hereto is inserted in its entirety in lieu thereof.

ARTICLE 3.

Conditions Precedent

Section 3.1. Conditions.  The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) incurred by the Administrative Agent in connection with this Amendment, or required to be reimbursed or paid by the Borrowers by this Amendment, the Agreement or under any other Loan Document.

(c) The representations and warranties of the Borrowers set forth in this Amendment, the Agreement and the other Loan Documents shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent such representations and warranties relate specifically to another date.

(d) At the time of and immediately after giving effect to the consummation of this Amendment, the Second Amendment Effective Date, and any Borrowings hereunder, no Default shall have occurred and be continuing.

(e) The Administrative Agent shall have received such additional documentation and information as Administrative Agent or its counsel may reasonably request.

(f) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Administrative Agent and its counsel.

ARTICLE 4.

Ratifications, Representations and Warranties

Section 4.1. Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Borrowers, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  For all matters arising prior to the Second Amendment Effective Date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.

Section 4.2. Representations and Warranties.  The Borrowers hereby represent and warrant to Administrative Agent and the Lenders as follows:  (a) after giving effect to this Amendment and any Borrowings made under the Agreement, no Default exists; (b) after giving effect to this Amendment, the representations and warranties set forth in the Agreement are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Borrower and each other Loan Party and does not and will not: (1) violate any provision of law applicable to any Borrower or any other Loan Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of any Borrower or any other Loan Party or any order, judgment, or decree of any court or agency of government binding upon any Borrower or any other Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower or any other Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Borrower or any other Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Borrower or any other Loan Party; (d) there has occurred no Material Adverse Effect since December 31, 2013; (e) at the time of and immediately after giving effect to the consummation of this Amendment and as of the Second Amendment Effective Date: (i) the LC Exposure does not exceed the Dollar Amount of $75,000,000, (ii) the Foreign Currency Exposure does not exceed the Foreign Currency Commitment, and (iii) the Aggregate Revolving Exposure does not exceed the Aggregate Revolving Commitments; and (f) after giving effect to this Amendment, neither the Borrowers nor any of their subsidiaries has any material Indebtedness for borrowed money other than the Indebtedness permitted by the Agreement, as amended by this Amendment.

IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH BORROWER AND EACH OTHER LOAN PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b) RELEASE.  RELEASES AND DISCHARGES ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER OR ANY OTHER LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5.

Miscellaneous

Section 5.1. Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them.

Section 5.2. Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.3. Expenses of Lender.  As provided in the Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Administrative Agent's counsel.

Section 5.4. Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.5. Applicable Law.  This Amendment and the other Loan Documents shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction.  This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

Section 5.6. Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Administrative Agent and the Lenders and their respective successors and assigns, except the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of each Lender.  Any assignment in violation of this Section 5.6 shall be void.

Section 5.7. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.8. Effect of Waiver.  No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9. Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10. ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of Page Intentionally Left Blank.]

Executed as of the date first written above.

VALMONT INDUSTRIES, INC., as a Borrower By: /s/ Mark C. Jaksich Name: Mark C. Jaksich Title: Chief Financial Officer
VALMONT INDUSTRIES HOLLAND B.V., as a Borrower By: /s/ Mark C. Jaksich Name: Mark C. Jaksich Title: Director By: /s/ Roger Andrew Massey Name: Roger Andrew Massey Title: Director
Signed sealed and delivered by Valmont Group Pty Ltd. ACN142 189 295 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of:	VALMONT GROUP PTY LTD., as a Borrower By: /s/ Mark C. Jaksich Name: Mark C. Jaksich Title: Director By: /s/ Roger Andrew Massey Name: Roger Andrew Massey Title: Director

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

JPMORGAN CHASE BANK, N.A., individually as a Lender, the Swingline Bank, an Issuing Bank, and as the Administrative Agent By /s/ Maria Riaz Name: Maria Riaz Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

BANK OF AMERICA, N.A., as a Lender By: /s/ Mukesh Singh Name: Mukesh Singh Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Syndication Agent and a Lender By: /s/ Joseph Finnegan Name: Joseph Finnegan Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Scott Leighton Name: Scott Leighton Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender By: /s/ Robert Grillo Name: Robert Grillo Title: Director

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH (formerly known as COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH)

By:             /s/ William Binder
Name:           William Binder
Title:           Executive Director

By:             /s/ Erin Thomas-Walker
Name:           Erin Thomas-Walker
Title:           Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

Goldman Sachs Lending Partners, LLC, as a Lender By: /s/ Jerry Li Name: Jerry Li Title: Authorized Signatory

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

COBANK, ACB, as a Lender By: /s/ Kristina Jensen Name: Kristina Jensen Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

First National Bank of Omaha, as a Lender By: /s/ David S. Erker Name: David S. Erker Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT, Signature Page

The Northern Trust Company, as a Lender By: /s/ Murtuza Ziauddin Name: Murtuza Ziauddin Title: Vice President

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the Amendment to which this ratification is attached, and the Borrowers execution thereof; (b) joins the foregoing Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee the Obligations of the Borrowers under the Agreement, as amended by the Amendment and (d) acknowledges, affirms and agrees to each term of the Amendment.

GUARANTORS:

VALMONT INDUSTRIES, INC.

By:                    /s/  Mark C. Jaksich
Name:                   Mark C. Jaksich
Title:                   Chief Financial Officer

PIROD, INC.

By:                     /s/  Mark C. Jaksich
Name:                   Mark C. Jaksich
Title:                   Chief Financial Officer

VALMONT COATINGS, INC.

By:                     /s/ Mark C. Jaksich
Name:                   Mark C. Jaksich
Title:                   Vice President

VALMONT NEWMARK, INC.

By:                     /s/ Mark C. Jaksich
Name:                   Mark C. Jaksich
Title:                   Vice President

Signed sealed and delivered by                                         VALMONT QUEENSLAND PTY LTD.
Valmont Queensland Pty Ltd. ACN
142 183 800 in accordance with
s127 of the Corporations Act 2001                                  By:                     /s/  Mark C. Jaksich
(Cth) in the presence of:                                                      Name:                   Mark C. Jaksich
Title:                   Director

By:                     /s/ Roger Andrew Massey
Name:                   Roger Andrew Massey
Title:                   Director

EXHIBIT B
TO
VALMONT INDUSTRIES, INC.
CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE
for the
quarter ending __________ __, _____

To:           JPMorgan Chase Bank, N.A.
Loan and Agency Services Group
10 South Dearborn Street, 7th Floor
Chicago, IL  60603
Attention: Nanette Wilson
Telephone:  312-385-7084
Telecopy:  888-292-9533

and each Lender

Ladies and Gentlemen:

This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 5.01(c) of that certain Credit Agreement (as amended, the "Agreement") dated as of August 15, 2012, among Valmont Industries, Inc. and certain of its Subsidiaries (collectively, the "Borrowers"), JPMorgan Chase Bank, N.A., as administrative agent, and the Lenders named therein.  All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement.  All the calculations set forth below shall be made pursuant to the terms of the Agreement.

The undersigned, an authorized financial officer of the Company in his capacity as such financial officer and not in his individual capacity, does hereby certify to the Administrative Agent and the Lenders that:

1. DEFAULT

No Default has occurred or, if a Default has occurred, I have described on the attached Exhibit A the nature thereof and the steps taken or proposed to remedy such Default.

Compliance
2. SECTION 5.01 - Financial Statements and Records

(a)Annual audited financial statements of the Company on a consolidated basis within 90 days after the end of each fiscal year end (together with Compliance Certificate).		Yes	No	N/A

(b)Quarterly unaudited financial statements of the Company on a consolidated basis within 45 days after each fiscal quarter end (together with Compliance Certificate).		Yes	No	N/A

3. SECTION 5.10 - Additional Subsidiaries

Joinder of new Domestic Subsidiaries promptly after they are formed or acquired and become Material Subsidiaries.		Yes	No	N/A

Joinder of any Subsidiary promptly after such Subsidiary guarantees any of the Indebtedness under the Senior Notes.		Yes	No	N/A

4. SECTION 7.01 -Leverage Ratio

(a)Total Indebtedness as of fiscal quarter end	$________

(b)EBITDA
(i)net income	$________
(ii)plus income and franchise taxes deducted in determining net income	$________
(iii) plus Interest Expense deducted in determining net income	$________
(iv) plus amortization and depreciation expense deducted in determining net income	$________
(v) plus extraordinary, non-recurring or unusual non-cash charges deducted in determining net income	$________
(vi) plus goodwill and other intangible impairment charges deducted in determining net income	$________
(vii) minus any extraordinary, non-recurring or unusual non-cash gains to the extent included in determining net income	$________
(viii) EBITDA: Total of Lines (i) through (vii)	$________

(c)Line 4(a) ÷ Line 4(b)(viii)	___ to 1.00

(d)Maximum Leverage Ratio permitted by Credit Agreement	3.50 to 1.00		Yes	No

5. SECTION 7.02 - Interest Coverage Ratio

(a)EBITDA (from Line 4(b)(viii))	$________

(b)Interest Expense	$________

(c)Line 5(a) ÷ Line 5(b)	___ to 1.00

(d)Minimum Interest Coverage Ratio required by Credit Agreement	2.50 to 1.00		Yes	No

6. DETERMINATION OF APPLICABLE RATE

(a)Adjustment to margin and fees required (see pricing grid on Schedule 1)			Yes	No

(b)If adjustment required, set forth below new margins and fees

(i)ABR Spread	_______%
(ii)Commitment Fee Rate	_______%
(iii)Fixed Rate Spread	_______%

7. ATTACHED SCHEDULES

Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate.  All information contained herein and on the attached schedules is true and correct in all material respects.

8. FINANCIAL STATEMENTS

The financial statements attached hereto were prepared in accordance with GAAP and fairly present in all material respects (subject to year end audit adjustments and absence of footnotes) the financial condition and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

9. CONFLICT

In the event of conflict between this Certificate and the Credit Agreement, the Credit Agreement shall control.

IN WITNESS WHEREOF, the undersigned has executed this Certificate effective as of the date first written above.

Valmont Industries, Inc.

By:
Name:
Title:

SCHEDULE 1
TO
COMPLIANCE CERTIFICATE

Index Debt:	Fixed Rate Spread	ABR Spread	Commitment Fee Rate
Category 1: A-/A3 or higher	1.000%	0.000%	0.100%
Category 2: BBB+/Baa1	1.125%	0.125%	0.125%
Category 3: BBB/Baa2	1.250%	0.250%	0.175%
Category 4: BBB-/Baa3	1.375%	0.375%	0.225%
Category 5: BB+/Ba1 or lower	1.625%	0.625%	0.275%